                           SCHEDULE 14A INFORMATION

  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF
                                     1934

Filed by the Co-Registrants [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement

                                          [_] Confidential, for Use of the
[X] Definitive Proxy Statement                Commission Only (as permitted by
                                              Rule 14a-6(e)(2))

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                            DTF TAX-FREE INCOME INC.
              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
           (Names of Co-Registrants as Specified In Their Charters)

Payment of Filing Fee (check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  (1) Title of each class of securities to which transaction applies:

  (2) Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

  (4) Proposed maximum aggregate value of transaction:

  (5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:

  (2) Form, Schedule or Registration Statement No.:

  (3) Filing Party:

  (4) Date Filed:

                           DTF TAX-FREE INCOME INC.
                                      and
              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                      55 East Monroe Street, Suite 3600,
                            Chicago, Illinois 60603
                                (800) 338-8214

                NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
                                 MAY 11, 2006

   The annual meetings of shareholders of DTF Tax-Free Income Inc. ("DTF") and Duff & Phelps Utility and Corporate Bond Trust Inc. ("DUC") will be held jointly at The Palmer House Hilton, 17 East Monroe Street, Chicago, Illinois, on Thursday, May 11, 2006, at 8:00 a.m., Central Standard Time, to:

       1. Elect five directors of DTF, three of whom will be elected by the holders of DTF's common stock and preferred stock voting together as a single class, and two of whom will be elected by the holders of DTF's preferred stock voting as a separate class;

       2. Elect five directors of DUC by the holders of DUC's common stock; and

       3. Transact such other business as may properly come before the meeting, or any adjournment or postponement thereof.

   Shareholders of record at the close of business on April 11, 2006 are entitled to vote at the meeting.

                                          For the Boards of Directors
                                            of DTF and DUC,
                                          /s/ T. Brooks Beittel
                                          T. BROOKS BEITTEL, Secretary
April 18, 2006

              SHAREHOLDERS, WE NEED YOUR PROXY VOTE IMMEDIATELY.

   YOUR VOTE IS VITAL. THE MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF FEWER THAN A MAJORITY OF THE SHARES ELIGIBLE TO VOTE ARE REPRESENTED. IN THAT EVENT, THE FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO OBTAIN A QUORUM. TO AVOID THE EXPENSE OF AND THE POSSIBLE DELAY CREATED BY SUCH A SOLICITATION, PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

                             JOINT PROXY STATEMENT

   The boards of directors of DTF Tax-Free Income Inc. ("DTF") and Duff & Phelps Utility and Corporate Bond Trust Inc. ("DUC") are soliciting proxies from the DTF and DUC shareholders for use at the joint annual meeting of shareholders to be held on May 11, 2006 and at any adjournment or postponement of that meeting. DTF and DUC sometimes are referred to herein individually as a "Fund" and collectively as the "Funds." A proxy may be revoked at any time before it is voted, either by voting in person at the meeting or by written notice to the Fund or delivery of a later-dated proxy.

   Shareholders of the Funds of record at the close of business on April 11, 2006 are entitled to notice of and to participate in the meeting. DTF had 8,507,456 shares of common stock and 1,300 shares of preferred stock outstanding on the record date. DUC had 27,076,161 shares of common stock outstanding on the record date. Each share of common or preferred stock outstanding on the record date entitles the holder thereof to one vote (with no cumulative voting permitted).

   This proxy statement is first being mailed on or about April 18, 2006. The Funds will bear the cost of the joint annual meeting and this proxy solicitation.

   The meeting is scheduled as a joint meeting of the respective shareholders of the Funds because the shareholders of each Fund are expected to consider and vote on similar matters. The boards of directors of the Funds have determined that the use of a joint proxy statement for the meeting is in the best interest of the shareholders of each Fund. In the event that any shareholder of a Fund present at the meeting objects to the holding of a joint meeting and moves for an adjournment of such Fund's meeting to a time immediately after the meeting, so that such Fund's meeting may be held separately, the persons named as proxies will vote in favor of such adjournment. Shareholders of each Fund will vote separately on each of the proposals relating to their respective Fund, and an unfavorable vote on a proposal by the shareholders of one Fund will not affect the implementation by the other Fund of such proposal if the shareholders of such other Fund approve the proposal.

Summary of Proposals to be Voted Upon

                              Affected
           Proposal             Fund      Classes of Shares Entitled to Vote
 ---------------------------- -------- ----------------------------------------
 1. Election of DTF directors   DTF    DTF common stock and DTF preferred stock
 2. Election of DUC directors   DUC                DUC common stock

   The annual reports to shareholders of each Fund, which include financial statements of each Fund as of its 2005 fiscal year end, have previously been mailed to shareholders. Each Fund will furnish, without charge, a copy of such reports to shareholders who request them by contacting Princeton
Administrators, L.P., the administrator of the Funds, by phone at
(800) 543-6217 or by mail at P.O. Box 9095, Princeton, NJ 08543-9095.

                             ELECTION OF DIRECTORS

   The board of directors of each Fund is responsible for the overall management and operations of that Fund. As of the date of this Joint Proxy Statement, the board of directors of each of DTF and DUC is comprised of the same nine directors. Directors of each Fund are divided into three classes and are elected to serve staggered three-year terms.

   The persons named in the enclosed proxies intend to vote in favor of the election of the persons named below (unless otherwise instructed). Each of the nominees has consented to serve as a director, if elected. In case any of the nominees should become unavailable for election for any unforeseen reason, the persons designated in the proxies will have the right to vote for a substitute.

   Everett L. Morris will be retiring as a director of the Funds when his term of office ends at the annual meeting of shareholders on May 11, 2006.
Mr. Morris has served as a director of both Funds since their inception and has also served as chairman of the Funds' nominating and governance committee and chairman of DTF's audit committee. The Funds express their appreciation to Mr. Morris for his many years of dedicated service and wish him well in his retirement.

 The board of directors of each of the Funds, including all of the independent directors, unanimously recommends a vote "FOR" the election of the nominees for director named below.

1. Nominees for DTF Directors

   At the meeting, Nancy Lampton, Carl F. Pollard and David J. Vitale are to be considered for election to serve as Class II directors of DTF until the annual meeting of shareholders in 2009 or until their respective successors are elected and qualified, and E. Virgil Conway and Harry Dalzell-Payne are to be considered for election to serve as Class III directors of DTF until the annual meeting of shareholders in 2007 or until their respective successors are elected and qualified. Mr. Conway and Mr. Dalzell-Payne have been nominated to complete the unexpired terms of William W. Crawford and Richard A. Pavia, who retired in 2005. Mr. Conway and Mr. Dalzell-Payne intend to retire from the DTF board in 2007, when their terms on the DUC board expire. With respect to the election of Mr. Dalzell Payne, Mr. Pollard and Mr. Vitale, a plurality of votes cast at the meeting by the holders of DTF common stock and DTF preferred stock, voting together as a single class, is required for election. With respect to the election of Ms. Lampton and Mr. Conway, a plurality of votes cast at the meeting by the holders of DTF preferred stock, voting as a separate class, is required for election. Abstentions and broker non-votes are counted for purposes of determining whether a quorum is present at the meeting, but will not affect the determination of whether a director candidate has received a plurality of votes cast. Assuming each of the DTF nominees is elected at the meeting, the terms of each class of the DTF board of directors will expire at the annual meetings of shareholders of DTF in the years indicated in the table below:

                               Class I Directors
                          Francis E. Jeffries - 2008
                         Geraldine M. McNamara - 2008
                            Eileen A. Moran - 2008

                              Class II Directors
                             Nancy Lampton - 2009
                            Carl F. Pollard - 2009
                            David J. Vitale - 2009

                              Class III Directors
                            E. Virgil Conway - 2007
                          Harry Dalzell-Payne - 2007
                          Philip R. McLoughlin - 2007

2. Nominees for DUC Directors

   At the meeting, Nancy Lampton, Eileen A. Moran and David J. Vitale are to be considered for election to serve as Class I directors of DUC until the annual meeting of shareholders in 2009 or until their respective successors are elected and qualified; Carl F. Pollard is to be considered for election to serve as a Class II director of DUC until the annual meeting of shareholders in 2007 or until his successor is elected and qualified; and Francis E. Jeffries is to be considered for election to serve as a Class III director of DUC until the annual meeting of shareholders in 2008 or until his successor is elected and qualified. Ms. Lampton was elected as a Class III director at the annual meeting of shareholders in 2005, but is resigning from that position and standing for election as a Class I director at this meeting in order to align her term and Mr. Jeffries' term on the DUC board with their respective terms on the DTF board. For all positions on the DUC board, a plurality of votes cast at the meeting by the holders of DUC common stock is required for election. Abstentions and broker non-votes are counted for purposes of determining whether a quorum is present at the meeting, but will not affect the determination of whether a director candidate has received a plurality of votes cast. Assuming each of the DUC nominees is elected at the meeting, the terms of each class of the DUC board of directors will expire at the annual meetings of shareholders of DUC in the years indicated in the table below:

                               Class I Directors
                             Nancy Lampton - 2009
                            Eileen A. Moran - 2009
                            David J. Vitale - 2009

                              Class II Directors
                            E. Virgil Conway - 2007
                            Carl F. Pollard - 2007
                          Harry Dalzell-Payne - 2007

                              Class III Directors
                          Francis E. Jeffries - 2008
                          Philip R. McLoughlin - 2008
                         Geraldine M. McNamara - 2008

Biographical Information

   Set forth below are the names and certain biographical information about the directors and officers of the Funds. The term "Fund Complex" refers to the Funds and all other investment companies advised by Duff & Phelps Investment Management Co., the Funds' investment adviser (the "Adviser"), or other affiliates of Phoenix Investment Partners, Ltd. ("PXP").

Nominees--Independent Directors

                                                                                            Number of
                                                                                           Portfolios
                                                                                             in Fund
                             Positions Term of Office                                        Complex           Other
                             Held with and Length of         Principal Occupation(s)        Overseen       Directorships
Name, Address and Age          Fund     Time Served            During Past 5 Years         by Director  Held by the Director
---------------------        --------- --------------- ----------------------------------- ----------- ----------------------
E. Virgil Conway/(2)(3)(4)/  Director  Nominee for a   Chairman, Rittenhouse Advisors,         53      Director, Urstadt
c/o Duff & Phelps Investment           DTF term        LLC (consulting firm) since 2001;               Biddle Properties Inc.
Management Co.                         expiring in     Vice Chairman, The Academy of                   (real estate
55 East Monroe Street                  2007; DUC       Political Science since 1985;                   investment trust);
Suite 3600                             term expires in Chairman, Metropolitan                          Trustee, Consolidated
Chicago, IL 60603                      2007; Director  Transportation Authority, 1995-                 Edison Company of
 Age 77                                of DTF and      2001; Chairman, Financial                       New York, Inc.,
                                       DUC since       Accounting Standards Advisory                   1970-2002; Director,
                                       1995            Council, 1992-1995; Chairman,                   Consolidated Edison,
                                                       Harlem Youth Development                        Inc., 1997-2002;
                                                       Foundation, 1987-2002; Chairman,                Director, Union
                                                       New York Housing Partnership                    Pacific Corporation,
                                                       Development Corp. 1981-2003;                    1978-2002; Chairman
                                                       Director, Realty Foundation of                  and Director, Trism,
                                                       New York since 1972; Honorary                   Inc. (transportation
                                                       Director, Josiah Macy, Jr.                      company); Trustee,
                                                       Foundation; Trustee Emeritus, Pace              Atlantic Mutual
                                                       University; Trustee Emeritus,                   Insurance Company,
                                                       Colgate University                              1974-2002; Director,
                                                                                                       Centennial Insurance
                                                                                                       Company, 1974-
                                                                                                       2002; Director,
                                                                                                       Accuhealth, Inc.
                                                                                                       (home injection firm)
                                                                                                       1994-2002

Harry Dalzell-Payne/(2)(3)/  Director  Nominee for a   Currently retired. Formerly a Major
c/o Duff & Phelps Investment           DTF term        General of the British Army.            53
Management Co.                         expiring in
55 East Monroe Street                  2007; DUC
Suite 3600                             term expires in
Chicago, IL 60603                      2007;
 Age 76                                Director of
                                       DTF and DUC
                                       since 1996

                                                                                                 Number of
                                                                                                Portfolios
                                                                                                  in Fund
                               Positions   Term of Office                                         Complex
                               Held with   and Length of         Principal Occupation(s)         Overseen
Name, Address and Age            Fund       Time Served            During Past 5 Years          by Director
---------------------         ------------ --------------- ------------------------------------ -----------
Francis E. Jeffries/(1)       Director and Nominee for a   Chairman of the Board of DTF             54
/c/o Duff & Phelps Investment Chairman of  DUC term        since September 1991 and DUC
Management Co.                 the Board   expiring in     since November 1992 (President of
55 East Monroe Street                      2008; DTF       DTF and DUC, January 2000-
Suite 3600                                 term expires in February 2004); Chairman of the
Chicago, IL 60603                          2008; DTF       Board of DNP Select Income Fund
 Age 75                                    Director since  ("DNP") since May 2005 (Vice
                                           1991; DUC       Chairman, April 2004-May 2005);
                                           Director since  Chairman of the Board of PXP,
                                           1992            November 1995-May 1997;
                                                           Chairman and Chief Executive
                                                           Officer, Duff & Phelps
                                                           Corporation, June 1993-November
                                                           1995 (President and Chief
                                                           Executive Officer, January 1992-
                                                           June 1993); Chairman of the Board
                                                           of the Adviser, 1988-1993

Nancy Lampton/(2)(3)(4)/        Director   Nominee for a   Chairman and Chief Executive              3
c/o Duff & Phelps Investment               DTF and DUC     Officer, Hardscuffle Inc. (insurance
Management Co.                             term expiring   holding company) since January
55 East Monroe Street                      in 2009;        2000; Chairman and Chief
Suite 3600                                 Director of     Executive Officer, American Life
Chicago, IL 60603                          DTF and DUC     and Accident Insurance Company
 Age 63                                    since 2005      of Kentucky since 1971








Eileen A. Moran/(2)(3)/         Director   Nominee for a   President and Chief Executive             2
c/o Duff & Phelps Investment               DUC term        Officer, PSEG Resources L.L.C.
Management Co.                             expiring in     (investment company) since 1990
55 East Monroe Street                      2009; DTF
Suite 3600                                 term expires in
Chicago, IL 60603                          2008; DTF and
 Age 51                                    DUC Director
                                           since 1996



                                      Other
                                  Directorships
Name, Address and Age          Held by the Director
---------------------         ----------------------
Francis E. Jeffries/(1)
/c/o Duff & Phelps Investment
Management Co.
55 East Monroe Street
Suite 3600
Chicago, IL 60603
 Age 75











Nancy Lampton/(2)(3)(4)/      Director,
c/o Duff & Phelps Investment  Constellation Energy
Management Co.                Group, Inc. (public
55 East Monroe Street         utility holding
Suite 3600                    company); Advisory
Chicago, IL 60603             Board Member,
 Age 63                       Thorium Power, Inc.
                              (designer of non-
                              proliferative fuel for
                              nuclear energy
                              needs); Vice
                              Chairman of DNP
                              Board since February
                              2006

Eileen A. Moran/(2)(3)/
c/o Duff & Phelps Investment
Management Co.
55 East Monroe Street
Suite 3600
Chicago, IL 60603
 Age 51


                                                                                            Number of
                                                                                           Portfolios
                                                                                             in Fund
                              Positions Term of Office                                       Complex           Other
                              Held with and Length of        Principal Occupation(s)        Overseen       Directorships
Name, Address and Age           Fund     Time Served           During Past 5 Years         by Director  Held by the Director
---------------------         --------- --------------- ---------------------------------- ----------- ----------------------
Carl F. Pollard               Director  Nominee for a   Owner, Hermitage Farm L.L.C.            3      Chairman of the
c/o Duff & Phelps Investment            DTF term        (thoroughbred breeding) since                  Board and Director,
Management Co.                          expiring in     January 1995; Chairman, Columbia               Churchill Downs
55 East Monroe Street                   2009 and a      Healthcare Corporation 1993-1994;              Incorporated
Suite 3600                              DUC term        Chairman and Chief Executive
Chicago, IL 60603                       expiring in     Officer, Galen Health Care, Inc.
 Age 67                                 2007            March-August 1993; President and
                                                        Chief Operating Officer, Humana
                                                        Inc. 1991-1993 (previously Senior
                                                        Executive Vice President,
                                                        Executive Vice President and Chief
                                                        Financial Officer)

David J. Vitale/(1)(2)(3)/    Director  Nominee for a   Chief Administrative Officer,           3      Director, UAL
c/o Duff & Phelps Investment            DTF and DUC     Chicago Public Schools since April             Corporation (airline
Management Co.                          term expiring   2003; Private investor November                holding company),
55 East Monroe Street                   in 2009;        2002-April 2003; President and                 ISO New England
Suite 3600                              Director of     Chief Executive Officer, Board of              Inc. (not for profit
Chicago, IL 60603                       DUC and DTF     Trade of the City of Chicago, Inc.             independent system
 Age 59                                 since 2005      March 2001-November 2002;                      operator of New
                                                        Retired executive 1999-2001; Vice              England's electricity
                                                        Chairman and Director, Bank One                supply), Ariel Capital
                                                        Corporation, 1998-1999; Vice                   Management, LLC,
                                                        Chairman and Director, First                   Ark Investment Corp.
                                                        Chicago NBD Corporation, and                   and Wheels, Inc.
                                                        President, The First National Bank             (automobile fleet
                                                        of Chicago, 1995-1998; Vice                    management)
                                                        Chairman, First Chicago
                                                        Corporation and The First National
                                                        Bank of Chicago, 1993-1998
                                                        (Director, 1992-1998; Executive
                                                        Vice President, 1986-1993)

Continuing Directors--Independent Director
Geraldine M. McNamara/(2)(3)/ Director  DTF term        Managing Director, U.S. Trust
c/o Duff & Phelps Investment            expires in      Company of New York since 1982         53
Management Co.                          2008; DUC
55 East Monroe Street                   term expires in
Suite 3600                              2008; Director
Chicago, IL 60603                       of DTF and
 Age 54                                 DUC since
                                        2003

--------
/(1)/Member of the executive committee of each Fund's board of directors, which has authority, with certain exceptions, to exercise the powers of the board of directors between board meetings.
/(2)/Member of the audit committee of each Fund's board of directors, which is responsible for supervision of the Fund's independent auditors, the annual review of the Fund's investment advisory agreements and any other matters requiring the approval of the directors who are not "interested persons" of the Fund pursuant to the 1940 Act.
/(3)/Member of the nominating and governance committee of each Fund's board of directors, which is responsible primarily for nominating directors and for monitoring corporate governance matters.
/(4)/Elected to his or her position on the DTF board by the holders of DTF's preferred stock, voting as a separate class.

Continuing Directors--Interested Director

   Mr. McLoughlin is an "interested person" of the Funds, as defined in
Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act"), by reason of his ownership of securities of The Phoenix Companies, Inc., the ultimate parent company of PXP. Mr. McLoughlin is not an employee of the Adviser or PXP.

                                                                                            Number of
                                                                                           Portfolios
                                                                                             in Fund
                             Positions Term of Office                                        Complex          Other
                             Held with and Length of         Principal Occupation(s)        Overseen      Directorships
Name, Address and Age          Fund     Time Served            During Past 5 Years         by Director Held by the Director
---------------------        --------- --------------- ----------------------------------- ----------- --------------------
Philip R McLoughlin          Director  DTF term        Retired investment management           75       Director, PXRE
c/o Duff & Phelps Investment           expires in      executive since 2004. Consultant to              Group Ltd.
Management Co.                         2007; DUC       PXP, 2002-2004; Chief Executive                  (insurance holding
55 East Monroe Street                  term expires in Officer of PXP, 1995-2002                        company) and The
Suite 3600                             2008; DTF and   (Chairman 1997-2002, Director                    World Trust Fund
Chicago, IL 60603                      DUC Director    1995-2002); Executive Vice                       (closed-end fund)
 Age 59                                since 1996      President and Chief Investment
                                                       Officer, The Phoenix Companies,
                                                       Inc. 2000-2002; Executive Vice
                                                       President, Investments, Phoenix
                                                       Life Insurance Company, 1988-
                                                       2002 (Director 1994-2002);
                                                       Director, Phoenix Investment
                                                       Management Company, 2001-
                                                       2002; Director, Aberdeen Asset
                                                       Management plc, 1986-2002;
                                                       Chairman, Phoenix Investment
                                                       Counsel, Inc. 1995-2002 (Director
                                                       1983-2002); Chairman, Phoenix
                                                       Equity Planning Corporation, 1990-
                                                       2002 (Director 1984-2002,
                                                       President 1990-2000); Chairman
                                                       and Chief Executive Officer,
                                                       Phoenix/Zweig Advisers, 1999-
                                                       2002; Director and Executive Vice
                                                       President, Phoenix Life and
                                                       Annuity Company, 1996-2002;
                                                       Director and Executive Vice
                                                       President, PHL Variable Insurance
                                                       Company, 1995-2002; Director,
                                                       Phoenix National Trust Company,
                                                       1996-2002; Director, W.S. Griffith
                                                       Securities Inc. 1992-2002; Director
                                                       and Vice President, PM Holdings,
                                                       Inc. 1985-2002

   Each Fund's board of directors met five times during each Fund's respective 2005 fiscal year. The DTF audit committee met three times and the DUC audit committee met twice during each Fund's respective 2005 fiscal year. Each Fund's nominating and governance committee met twice during each Fund's respective 2005 fiscal year. Each director attended at least 75% in the aggregate of the meetings of each board and each committee on which he or she served (during the period that he or she served).

Officers of the Funds

   The officers of the Funds are elected at the annual meeting of the boards of directors of the Funds. The officers receive no compensation from the Funds, but are also officers of the Adviser or one of its affiliates and receive compensation in such capacities.

Name, Address                          Position(s) Held with Fund and
and Age                                    Length of Time Served
-------------                     ----------------------------------------
Nathan I. Partain                 President and Chief Executive Officer of
Duff & Phelps Investment          DTF and DUC since February 2004
Management Co.
55 East Monroe Street
Suite 3600
Chicago, IL 60603
 Age 49



Timothy M. Heaney                 Chief Investment Officer of DTF since
Phoenix Investment Partners, Ltd. 2004 (Vice President since 1997 and
56 Prospect Street                Portfolio Manager 1997-2004)
Hartford, CT 06115
 Age 40

Daniel J. Petrisko                Chief Investment Officer of DUC since
Duff & Phelps Investment          2004 (Vice President since 2000 and
Management Co.                    Portfolio Manager 2002-2004)
55 East Monroe Street
Suite 3600
Chicago, IL 60603
 Age 45

T. Brooks Beittel                 Secretary of DTF and DUC since 2005
Duff & Phelps Investment
Management Co.
55 East Monroe Street
Suite 3600
Chicago, IL 60603
 Age: 55

Alan M. Meder                     Treasurer of DTF and DUC since 2000;
Duff & Phelps Investment          Principal Financial and Accounting
Management Co.                    Officer and Assistant Secretary of DTF
55 East Monroe Street             and DUC since 2002
Suite 3600
Chicago, IL 60603
 Age 46

Joyce B. Riegel                   Chief Compliance Officer of DUC and
Duff & Phelps Investment          DTF since February 2003
Management Co.
55 East Monroe Street
Suite 3600
Chicago, IL 60603
 Age: 51

Name, Address                                       Principal Occupation(s)
and Age                                               During Past 5 Years
-------------                     -----------------------------------------------------------
Nathan I. Partain                 President and Chief Investment Officer of the Adviser since
Duff & Phelps Investment          April 2005; President, Chief Executive Officer and Chief
Management Co.                    Investment Officer of DNP since 2001 (Executive Vice
55 East Monroe Street             President and Chief Investment Officer 1998-2001);
Suite 3600                        Executive Vice President of the Adviser 1997-2005;
Chicago, IL 60603                 Director of Utility Research, Duff & Phelps Investment
 Age 49                           Research Co., 1989-1996 (Director of Equity Research,
                                  1993-1996 and Director of Fixed Income Research, 1993);
                                  Director, Otter Tail Corporation since 1993

Timothy M. Heaney                 Managing Director, Fixed Income, Phoenix Investment
Phoenix Investment Partners, Ltd. Counsel, Inc. since 1997 (Director, Fixed Income Research
56 Prospect Street                1996-1997 and Investment Analyst 1995-1996)
Hartford, CT 06115
 Age 40

Daniel J. Petrisko                Senior Vice President of the Adviser since 1997-(Vice
Duff & Phelps Investment          President 1995-1997)
Management Co.
55 East Monroe Street
Suite 3600
Chicago, IL 60603
 Age 45

T. Brooks Beittel                 Senior Vice President of the Adviser since 1993 (Vice
Duff & Phelps Investment          President 1987-1993); Secretary and Senior Vice President
Management Co.                    of DNP since 1995 (Treasurer 1995-2002)
55 East Monroe Street
Suite 3600
Chicago, IL 60603
 Age: 55

Alan M. Meder                     Senior Vice President of the Adviser since 1994
Duff & Phelps Investment
Management Co.
55 East Monroe Street
Suite 3600
Chicago, IL 60603
 Age 46

Joyce B. Riegel                   Senior Vice President and Chief Compliance Officer of the
Duff & Phelps Investment          Adviser since 2004 (Vice President and Compliance Officer
Management Co.                    2002-2004); Chief Compliance Officer of DNP since 2004;
55 East Monroe Street             Vice President and Chief Compliance Officer, Stein Roe
Suite 3600                        Investment Counsel LLC 2001-2002; Vice President and
Chicago, IL 60603                 Compliance Officer, Stein Roe & Farnham Incorporated
 Age: 51                          1996-2000

Ownership of Equity Securities

   The following table provides certain information relating to the equity securities beneficially owned by each director or director nominee as of December 31, 2005, (i) in DTF, (ii) in DUC and (iii) on an aggregate basis, in the family of investment companies consisting of DTF, DUC and DNP, in each case based on information provided to the Funds, including information furnished by the Funds' service providers.

                                                                     Aggregate Dollar Range
                                                                     of Equity Securities in
                                                                      All Funds Overseen or
                                   Dollar Range of Equity Securities    to be Overseen by
                                               Owned in              Director or Nominee in
                                   ---------------------------------  Family of Investment
Name of Director or Nominee              DTF              DUC               Companies
---------------------------        ---------------- ---------------- -----------------------
Independent Directors and Nominees
E. Virgil Conway..................       None       $50,001-$100,000    $50,001-$100,000
Harry Dalzell-Payne...............       None             None                None
Francis E. Jeffries...............  Over $100,000    Over $100,000       Over $100,000
Nancy Lampton..................... $10,001-$50,000  $10,001-$50,000      Over $100,000
Geraldine M. McNamara.............       None       $10,001-$50,000     $10,001-$50,000
Eileen A. Moran................... $50,001-$100,000 $50,001-$100,000     Over $100,000
Carl F. Pollard...................       None             None           Over $100,000
David J. Vitale...................       None             None          $50,001-$100,000

Interested Director
Philip R. McLoughlin..............    $1-$10,000       $1-$10,000          $1-$10,000

   Based on information provided to the Funds, including information furnished by the Funds' service providers, as of December 31, 2005, none of the independent directors or nominees, or their immediate family members, owned any securities of the Adviser or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser.

Compensation of Directors

   Each director who is an "affiliated person" of the Adviser (within the meaning of Section 2(a)(3) of the 1940 Act) by reason of being a full-time employee of the Adviser or any of its affiliates receives no compensation from the Funds for acting as a director. Each of the other directors is paid the following amounts for serving as a director: (i) an annual fee of $24,000, representing a combined retainer for directorships held by such person for each of the Funds (which amount is allocated between the Funds, with $16,000 of such annual fee being allocated to DUC and $8,000 of such annual fee being allocated to DTF); (ii) an additional $4,000 to any director who serves as a chairman of a committee of a Fund's board of directors; (iii) an attendance fee of $1,500 per board meeting; (iv) an attendance fee of $1,500 per committee meeting; and
(v) all out-of-pocket expenses incurred by such directors in connection with each of the foregoing meetings. Mr. Jeffries receives an additional $7,500 annual fee from each Fund for serving as chairman of the board of directors. The Funds do not have a pension or retirement plan applicable to directors or officers of the Funds. The table below summarizes the aggregate compensation paid to the directors with respect to each Fund's fiscal year ending in 2005.

                          Director Compensation Table

                                                              Total
                                                          Compensation
                                                           from Funds
                                                            and Fund
                               Aggregate     Aggregate       Complex
                              Compensation  Compensation     Paid to
        Name of Director      from DTF/(1)/ from DUC/(2)/ Directors/(3)/
        ----------------      ------------  ------------  -------------
        Independent Directors
        E. Virgil Conway.....   $21,500       $25,500       $159,250
        Harry Dalzell-Payne..    21,500        25,500        153,500
        Francis E. Jeffries..    26,000        25,125        197,393
        Nancy Lampton........     7,967        15,934         76,901
        Geraldine M. McNamara    21,500        25,500        154,750
        Eileen A. Moran......    21,500        26,984         48,734
        David J. Vitale......     6,467        14,434         70,901
        Interested Director
        Philip R. McLoughlin.    14,000        19,500        283,000

--------
/(1)/The amounts shown are for DTF's fiscal year ended October 31, 2005. DTF has adopted a deferred compensation plan for its directors who are not "affiliated persons" of the Adviser or any of its affiliates. Pursuant to DTF's deferred compensation plan, for the fiscal year ended in 2005, Mr. Jeffries and Ms. McNamara deferred compensation of $5,375 and $10,750, respectively. Since January 1, 2005, directors participating in the plan have the ability to allocate their deferred DTF compensation among various investment options, one of which is common stock of DTF. Prior to January 1, 2005, all deferred DTF compensation earned a rate of return determined by reference to the return on DTF common stock. The obligation to make payouts to directors with respect to DTF compensation deferred since January 1, 2005 is a general obligation of PXP. The obligation to make payouts to directors with respect to DTF compensation deferred prior to January 1, 2005 is a general obligation of DTF.

/(2)/The amounts shown are for DUC's fiscal year ended December 31, 2005. DUC has adopted a deferred compensation plan for its directors who are not "affiliated persons" of the Adviser or any of its affiliates. Pursuant to DUC's deferred compensation plan, for the fiscal year ended in 2005, Ms. McNamara deferred compensation of $12,750. Since January 1, 2005, directors participating in the plan have the ability to allocate their deferred DUC compensation among various investment options, one of which is common stock of DUC. Prior to January 1, 2005, all deferred DUC compensation earned a rate of return determined by reference to the return on DUC common stock. The obligation to make payouts to directors with respect to DUC compensation deferred since January 1, 2005 is a general obligation of PXP. The obligation to make payouts to directors with respect to DUC compensation deferred prior to January 1, 2005 is a general obligation of DUC.

/(3)/The amounts shown reflect the total aggregate compensation received by each director from the Fund Complex for the calendar year ended December 31, 2005. The number of portfolios in the Fund Complex overseen by each director (or to be overseen by each director nominee) is set forth in the biographical information table on pages 4 to 7 above, except that Ms. Moran oversaw 53 portfolios for a portion of the year 2005.

                                OTHER BUSINESS

   Management is not aware of any other matters that will come before the meeting. If any other business should come before the meeting, however, your proxies, if signed and returned, will give discretionary authority to the persons designated therein to vote according to their best judgment.

                               OTHER INFORMATION

   The Adviser. Duff & Phelps Investment Management Co. acts as investment adviser for each Fund. The address of the Adviser is 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603. The Adviser (together with its predecessor) has been in the investment advisory business for more than 70 years and, as of December 31, 2005, had approximately $6.1 billion in client accounts under discretionary management. The Adviser is a wholly-owned subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). The address of PXP is 56 Prospect Street, Hartford, Connecticut 06115. PXP is the investment management subsidiary of The Phoenix Companies, Inc. ("PNX"). PNX is a leading provider of wealth management products and services to individuals and businesses. Its principal offices are located at One American Row, Hartford, Connecticut 06115.

   The Administrator. Princeton Administrators, L.P. serves as the Funds' administrator. It is a wholly-owned subsidiary of Merrill, Lynch & Co., Inc. Its principal address is 800 Scudders Mill Road, Section 1B, Plainsboro, NJ 08536.

   Shareholders. The following table shows shares of stock of each Fund as to which each director, each nominee for director, and all directors and officers of the Funds as a group, had or shared power over voting or disposition at December 31, 2005, in each case based on information provided to the Funds, including information furnished by the Funds' service providers. All shares shown are common stock. Shares are held with sole power over voting and disposition except as noted. The shares of common stock of each Fund held by each of the persons listed below and by all directors and officers as a group represented less than 1% of the outstanding common stock of each Fund.

                                                       Shares of DTF Shares of DUC
                                                       common stock  common stock
                                                       ------------- -------------
E. Virgil Conway......................................         0         5,000
Harry Dalzell-Payne...................................         0             0
Francis E. Jeffries/(1)/..............................    58,854        39,677
Nancy Lampton.........................................     1,000         1,000
Philip R. McLoughlin..................................       250           250
Geraldine M. McNamara.................................         0         1,472
Eileen A. Moran.......................................     4,101         7,244
Carl F. Pollard.......................................         0             0
David J. Vitale.......................................         0             0
Directors and officers as a group (15 persons)/(1)(2)/    68,546        57,117

--------
/(1)/Mr. Jeffries disclaims beneficial ownership of 8,000 of the DTF shares listed and 2,498 of the DUC shares listed. The directors and officers in the aggregate disclaim beneficial ownership of 8,000 of the DTF shares listed and 2,498 of the DUC shares listed as owned by the directors and officers as a group.
/(2)/The directors and officers in the aggregate had shared power to vote and/or dispose of 4,111 of the DTF shares listed and 2,474 of the DUC shares listed.

   At April 11, 2006, no person was known by the Funds to own beneficially 5% or more of the outstanding shares of either Fund (as determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934 (the "1934 Act")).

   Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the 1934 Act requires the Funds' officers and directors, and persons who own more than 10% of a registered class of the Funds' equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish to the Funds a copy of all Section 16(a) forms they file. Based solely on a review of the copies of Section 16(a) forms furnished to the Funds, or written representations that no Forms 5 were required, the Funds believes that during the most recent fiscal year all
Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with, except that the Adviser was one day late in filing a Form 3 for George Aylward, a director of the Adviser, and DTF's former administrator was late in filing two Forms 4 for Geraldine McNamara (each involving one deferred compensation transaction) and one Form 4 for Francis Jeffries (involving one deferred compensation transaction). All required forms were subsequently filed.

   Report of the Audit Committee. The boards of directors of the Funds have adopted a written charter for their respective audit committees which sets forth the audit committees' responsibilities. In accordance with proxy rules promulgated by the SEC, a fund's audit committee charter is required to be filed at least once every three years as an exhibit to a fund's proxy statement. The Joint Audit Committee Charter of the Funds, as revised and restated in November 2003, was filed as Appendix A to the Fund's Joint Proxy Statement dated April 15, 2005. A copy of the charter is is also available on the Funds' website at www.phoenixinvestments.com/phinv and in print to any shareholder who requests it. Each of the members of each Fund's audit committee is not an "interested person" of the Funds as defined in the 1940 Act and is independent as defined in the listing standards of the New York Stock Exchange. In connection with the audit of the audited financial statements for each Fund's fiscal year ended in 2005, the audit committee of each Fund:
(1) reviewed and discussed the Fund's 2005 audited financial statements with management, (2) discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as modified or supplemented,
(3) received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as modified or supplemented, and (4) discussed with the independent registered public accounting firm its independence from the Fund and its management. Based on the foregoing reviews and discussions, the audit committee of each Fund recommended to the board of directors that the Fund's audited financial statements be included in the Fund's annual report to shareholders for filing with the SEC.

             The DTF Audit Committee     The DUC Audit Committee

             Everett L. Morris, Chairman Eileen A. Moran, Chairman
             E. Virgil Conway            E. Virgil Conway
             Harry Dalzell-Payne         Harry Dalzell-Payne
             Nancy Lampton               Nancy Lampton
             Geraldine M. McNamara       Geraldine M. McNamara
             Eileen A. Moran             Everett L. Morris
             David J. Vitale             David J. Vitale

   Independent Registered Public Accounting Firm. The 1940 Act requires that the Funds' independent registered public accounting firm (the "Independent Auditor") be selected by the vote, cast in person, of a majority of the members of the board of directors who are not interested persons of the Funds. In addition, the listing standards of the New York Stock Exchange vest each audit committee, in its capacity as a committee of the board of directors, with responsibility for the appointment, compensation, retention and oversight of the work of the Independent Auditor. In accordance with the foregoing provisions, the firm of Ernst & Young LLP has been selected as Independent Auditor to perform the audit of the financial books and records of each Fund for each Fund's fiscal year ending in 2006. A representative of Ernst & Young LLP is expected to be present at the meeting of shareholders and will be available to respond to appropriate questions and have an opportunity to make a statement if the representative so desires.

   Audit and Non-Audit Fees. The following table sets forth the aggregate audit and non-audit fees billed to the Funds for each of the last two fiscal years for professional services rendered by the Independent Auditor.

                                                DTF                                DUC
-                                --------------------------------- -----------------------------------
                                   Fiscal year      Fiscal year       Fiscal year       Fiscal year
                                      ended            ended             ended             ended
                                 October 31, 2005 October 31, 2004 December 31, 2005 December 31, 2004
                                 ---------------- ---------------- ----------------- -----------------
Audit Fees/(1)/.................     $39,500          $37,270           $41,600           $39,250
Audit-Related Fees/(2)(6)/......       2,800            2,600             2,800             2,600
Tax Fees/(3)(6)/................       4,000            3,750             4,000             3,750
All Other Fees/(4)(6)/..........           0                0                 0                 0
Aggregate Non-Audit Fees/(5)(6)/       6,800            6,350             6,800             6,350

--------
/(1)/Audit Fees are fees billed for professional services rendered by the Independent Auditor for the audit of the Funds' annual financial statements and for services that are normally provided by the Independent Auditor in connection with statutory and regulatory filings or engagements.
/(2)/Audit-Related Fees are fees billed for assurance and related services by the Independent Auditor that are reasonably related to the performance of the audit of the Funds' financial statements and are not reported under the caption "Audit Fees." In both years shown in the table, such services consisted of performance of quarterly agreed-upon procedures relating to DTF's preferred stock and DUC's commercial paper.
/(3)/Tax Fees are fees billed for professional services rendered by the Independent Auditor for tax compliance, tax advice and tax planning. In both years shown in the table, such services consisted of preparation of the Funds' annual federal and state income tax returns and excise tax returns.
/(4)/All Other Fees are fees billed for products and services provided by the Independent Auditor, other than the services reported under the captions "Audit Fees," "Audit-Related Fees" and "Tax Fees."
/(5)/Aggregate Non-Audit Fees are fees billed by the Independent Auditor for services rendered to the Funds, the Adviser and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to either of the Funds (collectively, the "Covered Entities"). During both years shown in the table, no portion of such fees related to services rendered by the Independent Auditor to the Adviser or any other Covered Entity.
/(6)/No portion of these fees was approved by the audit committee after the beginning of the engagement pursuant to the waiver of the pre-approval requirement for certain de minimis non-audit services described in
     Section 10A of the 1934 Act and applicable regulations.

   Pre-Approval of Audit and Non-Audit Services. The audit committees of the boards of directors of the Funds have adopted a Joint Audit Committee Pre-Approval Policy (attached as Appendix A to this proxy statement) to govern the provision by the Independent Auditor of the following services (collectively, "Covered

Services"): (i) all engagements for audit and non-audit services to be provided by the Independent Auditor to the Funds and (ii) all engagements for non-audit services to be provided by the Independent Auditor to the Adviser or any other Covered Entity, if the engagement relates directly to the operations and financial reporting of the Funds. With respect to non-audit services rendered by the Independent Auditor to the Adviser or any other Covered Entity that were not required to be pre-approved by the audit committees because they do not relate directly to the operations and financial reporting of the Funds, the audit committees have nonetheless considered whether the provision of such services is compatible with maintaining the independence of the Independent Auditor.

   Nomination of Directors. The boards of directors of the Funds have adopted a written charter for their respective nominating and governance committees which sets forth the committees' responsibilities. In accordance with proxy rules promulgated by the SEC, a fund's nominating committee charter is required to be filed at least once every three years as an exhibit to a fund's proxy statement or posted on the fund's website. The Joint Nominating and Governance Committee Charter of the Funds, as adopted in August 2004, was filed as Appendix B to the Fund's Joint Proxy Statement dated April 15, 2005. A copy of the charter is is also available on the Funds' website at www.phoenixinvestments.com/phinv and in print to any shareholder who requests it. Each of the members of each Fund's nominating and governance committee is not an "interested person" of the Funds as defined in the 1940 Act and is independent as defined in the listing standards of the New York Stock Exchange.

   Each Fund's nominating and governance committee will consider director candidates recommended by shareholders. In considering candidates submitted by shareholders, the committee will take into consideration the needs of the board of directors, the qualifications of the candidate and the interests of shareholders. The committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. In order for a candidate to be considered by the committee, a shareholder must submit the recommendation in writing and must include the following information:

  . The name of the shareholder and evidence of the person's ownership of shares of the applicable Fund, including the number of shares owned and the length of time of ownership;

  . The name of the candidate, the candidate's resume or a listing of his or her qualifications to be a director of the Fund and the person's consent to be named as a director if selected by the committee and nominated by the board of directors; and

  . If requested by the committee, a completed and signed director questionnaire.

   The shareholder recommendation and information described above must be sent to the Funds' Corporate Secretary c/o Duff & Phelps Investment Management Co., 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603 and must be received by the Corporate Secretary not less than 120 days prior to the anniversary date of the Fund's most recent annual meeting of shareholders or, if the meeting date has been changed by more than 30 days, a reasonable amount of time before the meeting.

   Each Fund's nominating and governance committee believes that the minimum qualifications for serving as a director of the Fund are that a nominee demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the board of directors' oversight of the business and affairs of the Fund and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the committee examines a candidate's specific experiences and skills, time availability in light of other commitments, potential conflicts of interest and independence from management and the Fund. The committee also seeks to have the board of directors represent a diversity of backgrounds and experience. Mr. Pollard was recommended to the Funds' nominating and governance committees by a number of independent directors of the Funds.

   Shareholder Communications with the Board of Directors. The boards of directors of the Funds have considered the following procedures in order to facilitate communications between the boards of directors and the shareholders of the Funds and other interested parties. Shareholders and other interested parties may contact the board of directors or any member of the board of directors by mail. Correspondence should be addressed to the "Board of Directors" or the individual board members with whom you wish to communicate by either name or title. All such correspondence should be sent c/o the applicable Fund or Funds at 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603. All communications received will be opened by the Funds' officers or legal counsel for the sole purpose of determining whether the contents represent a message to one or more of the directors. The officer or the legal counsel will forward promptly to the addressee any contents that relate to the Funds and that are not in the nature of advertising, promotions of a product or service, or patently offensive material. In the case of communications to the board of directors or any committee or group of members of the boards of directors, copies of the communication will be furnished to each director who is a member of the group or committee to which the envelope is addressed.

   Director Attendance at Annual Meetings. It is the policy of the Funds that their directors, particularly those subject to election at that meeting, are encouraged to attend annual meetings of shareholders. The 2005 joint annual meeting of shareholders was attended by all of the members of the boards of directors of the Funds who were directors at the time of such meeting.

   Shareholder Proposals. Any shareholder proposal to be considered for inclusion in the Funds' proxy statement and form of proxy for the 2007 joint annual meeting of shareholders must be received by the Secretary of the Funds no later than December 12, 2006. Under the circumstances described in, and upon compliance with, Rule 14a-4(c) under the 1934 Act, the Funds may solicit proxies in connection with the 2007 annual meeting which confer discretionary authority to vote on any shareholder proposals of which the Secretary of the Funds does not receive notice by February 25, 2007.

   Solicitation of Proxies. Proxies will be solicited by mail. Proxies may be solicited by personnel of the Funds personally or by telephone, telegraph or mail, but such persons will not be specially compensated for such services. The Funds will inquire of any record holder known to be a broker, dealer, bank or other nominee as to whether other persons are the beneficial owners of shares held of record by such persons. If so, the Funds will supply additional copies of solicitation materials for forwarding to beneficial owners, and will make reimbursement for reasonable out-of-pocket costs. In addition, the Funds may hire a proxy solicitor to assist the Funds in the solicitation of proxies at a fee of approximately $3,500 per Fund, plus out-of-pocket expenses.

   General. A list of shareholders of each Fund entitled to be present and vote at the joint annual meeting will be available at the offices of the Funds, 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603, for inspection by any shareholder during regular business hours for ten days prior to the date of the meeting.

   Failure of a quorum to be present at the annual meeting will necessitate adjournment and will give rise to additional expense.

   All stockholders are requested to sign, date and mail proxies promptly in the return envelope provided.

April 18, 2006

                                                                     Appendix A

                   JOINT AUDIT COMMITTEE PRE-APPROVAL POLICY
                                      OF
                           DTF TAX-FREE INCOME INC.
           DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC./(1)/

                               -----------------

Statement of Principles

   The Audit Committee of the Board of Directors of each of DTF Tax-Free Income Fund Inc. and Duff & Phelps Utility and Corporate Bond Trust Inc. (each a "Fund" and, collectively, the "Funds,")/1/ is required to pre-approve all Covered Services (as defined in the Joint Audit Committee Charter) in order to assure that the provision of the Covered Services does not impair the auditors' independence. Unless a type of service to be provided by the Independent Auditor (as defined in the Joint Audit Committee Charter) is pre-approved in accordance with the terms of this Joint Audit Committee Pre-Approval Policy (the "Policy"), it will require specific pre-approval by the Audit Committee or by any member of the Audit Committee to which pre-approval authority has been delegated.

   The appendices to this Policy describe the Audit, Audit-Related, Tax and All Other services that are Covered Services and that have been pre-approved under this Policy. The term of any such pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. At its regular 1st Quarter meeting of each calendar year, the Audit Committee will review and re-approve this Policy and the appendices attached hereto, together with any changes deemed necessary or desirable by the Audit Committee. The Audit Committee may, from time to time, modify the nature of the services pre-approved, the aggregate level of fees pre-approved or both.

Delegation

   In the intervals between the scheduled meetings of the Audit Committee, the Audit Committee delegates pre-approval authority under this Policy to the Chairman of the Audit Committee (the "Chairman"). The Chairman shall report any pre-approval decisions under this Policy to the Audit Committee at its next scheduled meeting. At each scheduled meeting, the Audit Committee will review with the Independent Auditor the Covered Services pre-approved by the Chairman pursuant to delegated authority, if any, and the fees related thereto. Based on these reviews, the Audit Committee can modify, at its discretion, the pre-approval originally granted by the Chairman pursuant to delegated authority. This modification can be to the nature of services pre-approved, the aggregate level of fees approved, or both. The Audit Committee expects pre-approval of Covered Services by the Chairman pursuant to this delegated authority to be the exception rather than the rule and may modify or withdraw this delegated authority at any time the Audit Committee determines that it is appropriate to do so.
--------
/(1)/This Joint Audit Committee Pre-Approval Policy has been adopted by the
     Audit Committee of each Fund. Solely for the sake of clarity and simplicity, this Joint Audit Committee Pre-Approval Policy has been drafted as if there is a single Fund, a single Audit Committee and a single Board. The terms "Audit Committee" and "Board" mean the Audit Committee and Board of each Fund, respectively, unless the context otherwise requires. The Audit Committee and the Board of each Fund, however, shall act separately and in the best interests of its respective Fund.

Pre-Approved Fee Levels

   Fee levels for all Covered Services to be provided by the Independent Auditor and pre-approved under this Policy will be established annually by the Audit Committee and set forth in the appendices hereto. Any proposed Covered Services exceeding these fee levels will require specific pre-approval by the Audit Committee (or the Chairman pursuant to delegated authority).

Audit Services

   The terms and fees of the annual Audit services engagement for the Fund are subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other matters.

   In addition to the annual Audit services engagement specifically approved by the Audit Committee, any other Audit services for the Fund not listed in Appendix A must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

Audit-Related Services

   Audit-Related services are assurance and related services that are not required for the audit, but are reasonably related to the performance of the audit or review of the financial statements of the Fund and, to the extent they are Covered Services, the other Covered Entities (as defined in the Joint Audit Committee Charter) or that are traditionally performed by the Independent Auditor. Audit-Related services that are Covered Services and are not listed in Appendix B must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

Tax Services

   The Audit Committee believes that the Independent Auditor can provide Tax services to the Covered Entities such as tax compliance, tax planning and tax advice without impairing the auditor's independence. However, the Audit Committee will not permit the retention of the Independent Auditor in connection with a transaction initially recommended by the Independent Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. Tax services that are Covered Services and are not listed in Appendix C must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

All Other Services

   All Other services that are Covered Services and are not listed in Appendix D must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

Procedures

   Requests or applications to provide Covered Services that require approval by the Audit Committee (or the Chairman pursuant to delegated authority) will be submitted to the Audit Committee or the Chairman, as the case may be, by both the Independent Auditor and the Chief Financial Officer of the respective Covered Entity, and must include a joint statement as to whether, in their view, (a) the request or application is consistent with the SEC's rules on auditor independence and (b) the requested service is or is not a non-audit service prohibited by the SEC. A request or application submitted to the Chairman between scheduled meetings of the Audit Committee should include a discussion as to why approval is being sought prior to the next regularly scheduled meeting of the Audit Committee.

 Appendix A

Pre-Approved Audit Services for the Funds for the fiscal year ending in 2005

                                                                                               Range of Fees
                                                                                              ---------------
Service                                                                                         DTF     DUC
-------                                                                                       ------- -------
Statutory audits or financial audits for subsidiaries, if any; services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters, consents), and assistance in responding to SEC comment letters; attestation reports required by
  Section 404 of the Sarbanes-Oxley Act of 2002; Form N-SAR internal control letters and
  SAS 100 reviews............................................................................ $39,500 $41,600

 Appendix B

Pre-Approved Audit-Related Services for the fiscal year ending in 2005

A. For the Funds

                                                                                                  Range of Fees
                                                                                                  -------------
Service                                                                                            DTF    DUC
-------                                                                                           ------ ------
Attest services not required by statute or regulation (including the provision of certificates to the rating agencies regarding the asset coverage of any preferred shares or commercial paper issued by a Fund......................................................................... $2,800 $2,800

B. For the other Covered Entities

Service                                                                                              Range of Fees
-------                                                                                              -------------
Consultations with the chief financial officer, chief compliance officer and other appropriate representatives of management of the Adviser and its affiliates as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (other than consultations that, under SEC rules, would be deemed to be "audit" services
  rather than "audit-related" services).............................................................     None
Attest services not required by statute or regulation...............................................     None

 Appendix C

Pre-Approved Tax Services for the Funds for the fiscal year ending in 2005

                                                                                             Range of Fees
                                                                                             -------------
Service                                                                                       DTF    DUC
-------                                                                                      ------ ------
U.S. federal, state, local and other tax planning, advice, compliance and return preparation $4,000 $4,000
Misc. tax planning and advice (e.g. tax treatment for individual security holdings).........   None   None

 Appendix D

Pre-Approved All Other Services for the Funds for the fiscal year ending in 2005

                                       Range of Fees
                                       -------------
                               Service DTF    DUC
                               -------  ----   ----
                                None.. None   None

                           DTF TAX-FREE INCOME INC.

           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 11, 2006

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned holder of shares of Common Stock of DTF Tax-Free Income Inc. (the "Fund"), a Maryland corporation, hereby appoints Nathan I. Partain, T. Brooks Beittel, and Alan M. Meder and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the annual meeting of shareholders to be held at The Palmer House Hilton, 17 East Monroe Street, Chicago, Illinois, on May 11, 2006 at 8:00 a.m. (the "Annual Meeting") and at any and all adjournments thereof, and thereat to vote all shares of Common Stock of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

   If more than one of the proxies, or their substitute, are present at the Annual Meeting or any adjournment thereof, they jointly (or, if only one is present and voting, then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked herein by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED HEREIN AND, IN THE DISCRETION OF THE PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

          (Continued and to be signed and dated on the reverse side.)

                                                                        14475

                       ANNUAL MEETING OF SHAREHOLDERS OF

                           DTF TAX-FREE INCOME INC.
                                 May 11, 2006

                          Please date, sign and mail
                            your proxy card in the
                           envelope provided as soon
                                 as possible.

  (down arrow)   Please detach along perforated line and mail in the envelope
                           provided.    (down arrow)

----------------------------------------------------------------------------------------

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN
                          BLUE OR BLACK INK AS SHOWN HERE [X]

----------------------------------------------------------------------------------------

1.Election of Directors:
                                                                                  2. Upon any and all other
                                                                                     business which may come
                                                                                     before the Annual Meeting
                                                                                     or any adjournmrnt
                                                                                     thereof..
                                       NOMINEES:
[_]  FOR ALL NOMINEES                  O  Carl F. Pollard     Class II Nominee    The undersigned hereby
                                       O  David J. Vitale     Class II Nominee    acknowledges receipt of the
[_]  WITHHOLD AUTHORITY                O  Harry Dalzell-Payne Class III Nominee   accompanying Notice of Joint
     FOR ALL NOMINEES                                                             Annual Meeting and Joint
                                                                                  Proxy Statement for the
[_]  FOR ALL EXCEPT                                                               Annual Meeting to be held on
     (See instructions below)                                                     May 11, 2006.
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the
              circle next to each nominee you wish to withhold, as shown here: .

----------------------------------------------------------------------------------




----------------------------------------------------------------------------------
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this
method.            [_]
----------------------------------------------------------------------------------

                         -----      -----                         -----      ----
Signature of Shareholder      Date:      Signature of Shareholder      Date:
                         -----      -----                         -----      ----

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                           DTF TAX-FREE INCOME INC.

           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 11, 2006

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned holder of shares of Preferred Stock of DTF Tax-Free Income Inc. (the "Fund"), a Maryland corporation, hereby appoints Nathan I. Partain,
T. Brooks Beittel, and Alan M. Meder and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders to be held at The Palmer House Hilton, 17 East Monroe Street, Chicago, Illinois, on May 11, 2006 at 8:00 a.m. (the "Annual Meeting") and at any and all adjournments thereof, and thereat to vote all shares of Preferred Stock of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

   If more than one of the proxies, or their substitute, are present at the Annual Meeting or any adjournment thereof, they jointly (or, if only one is present and voting, then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked herein by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED HEREIN AND, IN THE DISCRETION OF THE PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

          (Continued and to be signed and dated on the reverse side.)

                                                                        14475

                       ANNUAL MEETING OF SHAREHOLDERS OF

                           DTF TAX-FREE INCOME INC.
                                 May 11, 2006

                          Please date, sign and mail
                            your proxy card in the
                           envelope provided as soon
                                 as possible.

  (down arrow)   Please detach along perforated line and mail in the envelope
                           provided.    (down arrow)

----------------------------------------------------------------------------------------

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN
                          BLUE OR BLACK INK AS SHOWN HERE [X]

----------------------------------------------------------------------------------------

1.Election of Directors:
                                                                                  2. Upon any and all other
                                                                                     business which may come
                                                                                     before the Annual Meeting
                                                                                     or any adjournment thereof.
                                       NOMINEES:
[_]  FOR ALL NOMINEES                  O  E. Virgil Conway    Class III Nominee   The undersigned hereby
                                       O  Harry Dalzell-Payne Class III Nominee   acknowledges receipt of the
[_]  WITHHOLD AUTHORITY                O  Nancy Lampton       Class II Nominee    accompanying Notice of Joint
     FOR ALL NOMINEES                  O  Carl F. Pollard     Class II Nominee    Annual Meeting and Joint
                                       O  David J. Vitale     Class II Nominee    Proxy Statement for the
[_]  FOR ALL EXCEPT                                                               Annual Meeting to be held on
     (See instructions below)                                                     May 11, 2006.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: .

----------------------------------------------------------------------------------




----------------------------------------------------------------------------------
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this
method.            [_]
----------------------------------------------------------------------------------

                         -------      -------                         -------      ------
Signature of Shareholder        Date:        Signature of Shareholder        Date:
                         -------      -------                         -------      ------

Note:Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                 ANNUAL MEETING OF SHAREHOLDERS - MAY 11, 2006
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned holder of shares of Common Stock of DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC. (the "Fund"), a Maryland corporation, hereby appoints Nathan I. Partain, T. Brooks Beittel, and Alan M. Meder and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the annual meeting of shareholders to be held at The Palmer House Hilton, 17 East Monroe Street, Chicago, Illinois, on May 11, 2006 at 8:00 a.m. (the "Annual Meeting") and at any and all adjournments thereof, and thereat to vote all shares of Common Stock of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

   If more than one of the proxies, or their substitute, are present at the Annual Meeting or any adjournment thereof, they jointly (or, if only one is present and voting, then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked herein by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED HEREIN AND, IN THE DISCRETION OF THE PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

  PLEASE VOTE, DATE AND SIGN ON
OTHER SIDE AND RETURN PROMPTLY IN  DUFF & PHELPS UTILITY AND CORPORATE BOND
       ENCLOSED ENVELOPE.          TRUST INC.
                                   P.O. BOX 11326
                                   NEW YORK, N.Y. 10203-0326

(Continued and to be signed and dated on reverse side)

            (down triangle) DETACH PROXY CARD HERE (down triangle)
                     [_]
                     --------------------------------------

                 Please Vote, Date, and Sign and               [X]
                 Return Promptly in Enclosed        Votes must be indicated
                 Envelope.                          (x) in Black or Blue ink.

1. Authority to vote for the election as Directors, the nominees listed below: 2. Upon any and all other business which may come
                                                                                  before the Annual Meeting
                                                                                  or any adjournment thereof.

                                                                               The undersigned hereby         [_]
                                                                               acknowledges receipt of the
FOR         [_]  WITHHOLD         [_]  *EXCEPTIONS  [_]                        accompanying Notice of Joint
all              AUTHORITY                                                     Annual Meeting and Joint
nominees         to vote for all                                               Proxy Statement for the
listed           nominess                                                      Annual Meeting to be held on
below            listed below                                                  May 11, 2006.

Class I Nominees: Nancy Lampton, Elleen A. Moran,
                  David J. Vitale
Class II Nominee: Carl F. Pollard
Class III Nominee: Francis E. Jeffries
(INSTRUCTIONS: To withhold authority to vote for
any individual nominee, mark the "Exceptions" box
and write that nominee's name in the space provided
below.)
                                                               To change your address,
                                                                 please mark this box.  [_]
*Exceptions                                                   To include any comments,
_______________________________________________                  please mark this box.  [_]
   To change your                              [_]
address, please mark
this box.

                   SCAN LINE

                   Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
                   ____________________________      _____________________
                   Date   Share Owner sign here      Co-Owner sign here